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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------

                       OCTOBER 21, 2002 (OCTOBER 21, 2002)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))

                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                     1-10308                06-0918165
  (STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)     (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)

         9 WEST 57TH STREET
            NEW YORK, NY                                          10019
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                         (ZIP CODE)

                                    (212) 413-1800
                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

        EARNINGS RELEASE

        On October 21, 2002, we reported our third quarter 2002 results, which included our Consolidated Condensed Statements of Cash Flows for the nine months ended September 30, 2002 and 2001 and our Consolidated Schedules of Free Cash Flows for the nine months ended September 30, 2002 and 2001. We also announced that our Board of Directors authorized a share repurchase program of $200 million. Our third quarter 2002 results and the share repurchase program announcement are discussed in more detail in the press release attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

        Free cash flow is a measure used by management to evaluate liquidity and financial condition. Free cash flow represents cash available for the repayment of debt and other corporate purposes such as acquisitions and investments. The Company has provided the Consolidated Schedules of Free Cash Flows as it reflects the measure by which management evaluates the performance of its cash flows. Such measure of performance may not be comparable to similarly titled measures used by other companies and is not a measurement recognized under generally accepted accounting principles. Therefore, free cash flow should not be construed as a substitute for income or cash flow from operations in measuring operating results or liquidity. The Consolidated Schedules of Free Cash Flows for the nine months ended September 30, 2002 and 2001 should be read in conjunction with the Company's Consolidated Condensed Statements of Cash Flows and Consolidated Condensed Statements of Operations attached hereto, as well as the Company's Consolidated Statements of Cash Flows and Consolidated Statements of Operations included within the Company's Annual Report on Form 10-K/A for the year ended December 31, 2001 filed with the Securities and Exchange Commission on August 19, 2002.

ITEM 7. EXHIBITS

        See Exhibit Index.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CENDANT CORPORATION

                                      BY: /s/ Tobia Ippolito
                                          ------------------
                                          Tobia Ippolito
                                          Executive Vice President, Finance and
                                          Chief Accounting Officer

Date: October 21, 2002

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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX

EXHIBIT
  NO.       DESCRIPTION
-------     -----------
  99.1      Press Release: Cendant Reports Results for Third Quarter 2002;
            Announces Increased Share Repurchase Program

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